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                                UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D. C. 20549

                                  FORM 8-K

                               CURRENT REPORT
   PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


 DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MARCH 17, 2006
                                                   (MARCH 14, 2006)


                                SOLUTIA INC.
                                ------------
           (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                                  DELAWARE
                                  --------
                          (STATE OF INCORPORATION)
            001-13255                                    43-1781797
            ---------                                    ----------
            (COMMISSION                                  (IRS EMPLOYER
            FILE NUMBER)                                 IDENTIFICATION NO.)



575 MARYVILLE CENTRE DRIVE, P.O. BOX 66760, ST. LOUIS, MISSOURI     63166-6760
---------------------------------------------------------------     ----------
 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                           (ZIP CODE)



                               (314) 674-1000
             REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE

            Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

         As previously reported, on December 17, 2003 Solutia Inc. ("Solutia") and its 14 U.S. subsidiaries filed voluntary petitions for reorganization under Chapter 11 of the U.S. Bankruptcy Code (the "Bankruptcy Code") in the U.S. Bankruptcy Court for the Southern District of New York (the "Bankruptcy Court"). The cases were consolidated for the purpose of joint administration and were assigned case number 03-17949 (PCB). Solutia's subsidiaries outside the United States were not included in the Chapter 11 filing.

         On March 14, 2006, the Bankruptcy Court approved Amendment #4 to Financing Agreement and Waiver (the "Amendment") by and among Solutia and Solutia Business Enterprises, Inc., as debtors and debtors-in-possession (the "Borrowers"), each subsidiary of Solutia listed as a Guarantor on the signature pages to the Amendment (the "Guarantors" and, together with the Borrowers, the "Loan Parties"), the lenders and issuers party to the Amendment, as set forth on the signature pages thereto, Citicorp USA, Inc. and Wells Fargo Foothill, LLC. The Amendment amends that certain Financing Agreement, dated as of January 16, 2004, as amended by that certain Amendment No. 1 to Financing Agreement and Waiver, dated as of March 1, 2004, that certain Amendment No. 2 to Financing Agreement and Waiver, dated as of July 20, 2004 and that certain Amendment #3 to Financing Agreement and Waiver dated as of June 1, 2005 (as so amended, the "Financing Agreement"). The Amendment closed on March 17, 2006. Terms used but not otherwise defined herein shall have the meaning given to them in the Financing Agreement and the Amendment.

         A press release announcing the closing of the Amendment was issued on March 17, 2006. A copy of the press release is attached hereto as Exhibit 99.1.

         The Amendment makes a number of changes to the Financing Agreement, including, but not limited to, the following: (i) increasing the Facility from $525 million to $825 million through allowing the Debtors to borrow an additional $300 million in Tranche B Term Loans (as defined in the Financing Agreement); (ii) converting $50 million in existing Tranche A Term Loans (as defined in the Financing Agreement) into Tranche B Term Loans; (iii) extending the term of the Financing Agreement from June 19, 2006 to March 31, 2007; (iv) decreasing the interest rate on the Tranche B Term Loans from LIBOR plus 425 basis points to LIBOR plus 350 basis points; (v) increasing certain thresholds that allow the Loan Parties to retain more of the proceeds from certain dispositions and other extraordinary receipts; (vi) approving of the disposition of certain assets of the Loan Parties; (vii) allowing refinancing of, and certain amendments to, the Euro Notes; (viii) amending certain financial and other covenants; and (ix) other miscellaneous modifications. The Amendment also contains a number of other changes and other modifications required to make the remaining terms of the Financing Agreement consistent with the amendments set forth above.

         The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the Amendment, a copy of which is attached hereto as Exhibit 10.1.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

         (c) Exhibits:

Exhibit Number            Description
--------------            -----------

         10.1 Amendment No. 4 to Financing Agreement and Waiver dated as of March 17, 2006 amending the Debtor-in-Possession Financing Agreement dated January 16, 2004 (as amended) between Solutia Inc., Solutia Business Enterprises, Inc. and the other parties thereto

         99.1 March 17, 2006 Press Release Announcing Closing of Amendment No. 4 to Financing Agreement and Waiver


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                                 SIGNATURES

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED.


                                       SOLUTIA INC.
                                       ---------------------------------------
                                       (Registrant)


                                       /s/ Rosemary L. Klein
                                       ---------------------------
                                       Senior Vice President, General Counsel
                                       and Secretary


DATE: MARCH 17, 2006